Exhibit 10.74

FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment"), is made and entered into on December 31, 2013, to be effective as of the First Amendment Effective Date (as defined below), by and among FEDERATED INVESTORS, INC., a Pennsylvania corporation (the "Borrower"), each of the GUARANTORS (as defined below) party hereto, the LENDERS (as defined below) party hereto, and PNC BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (the "Administrative Agent").
WITNESSETH:
WHEREAS, reference is made to that certain Amended And Restated Credit Agreement, dated as of June 10, 2011, by and among Borrower, each of the Guarantors (as defined therein), the Lenders (as defined therein), and the Administrative Agent (the "Credit Agreement"); and
WHEREAS, the Borrower has requested an amendment of, and the Lenders and the Administrative Agent have agreed to amend, the Credit Agreement as hereinafter provided.
NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:
1.Definitions. Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.

2.Amendment of Credit Agreement.

(a)Section 8.2.3 [Guaranties] of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
"8.2.3    Guaranties.
Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, at any time, directly or indirectly, become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person, except for (i) Guaranties of Indebtedness of the Loan Parties and the Subsidiaries of the Loan Parties permitted under Section 8.2.1 [Indebtedness], (ii) the guarantee by the Loan Parties of obligations of other Loan Parties or Subsidiaries of the Loan Parties (other than any Subsidiary which is not wholly owned by the Loan Parties) to third parties, which obligations are incurred in the ordinary course of such Loan Parties' and the Subsidiaries' business consistent with industry practice and not otherwise forbidden by this Agreement; provided that, except for Limited Investments, in no event shall the Loan Party or any Subsidiary of any Loan Party become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of the Special Purpose Subsidiaries, and (iii) the guarantee by the Loan Parties of Indebtedness of Subsidiaries which are not wholly owned by a Loan Party or Indebtedness of other Persons provided that the aggregate amount of Indebtedness that is guaranteed by all of the Loan Parties pursuant to this clause (iii) shall not exceed, at any one time, $25,000,000."

3.Conditions of Effectiveness. The effectiveness of this Amendment is expressly conditioned upon satisfaction of each of the following conditions precedent:

(a)Representations and Warranties. By execution and delivery of this Amendment to the Administrative Agent, each of the Loan Parties certifies that, as of the date hereof, after giving effect to this Amendment: (i) the representations and warranties of each of the Loan Parties contained in Section 6.1

[Representations and Warranties] of the Credit Agreement and in each of the other Loan Documents are true and correct in all material respects on and as of the date hereof and the First Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of each such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties were true and correct on and as of the specific dates or times referred to therein), and (ii) no Event of Default or Potential Default has occurred and is continuing or exists.

(b)Fees and Expenses. The Loan Parties shall pay to the Administrative Agent the reasonable fees, charges and disbursements of outside counsel for the Administrative Agent incurred by the Administrative Agent in connection with the drafting of this Amendment.

(c)Legal Details; Counterparts. All legal details and proceedings in connection with the transactions contemplated by this Amendment shall be in form and substance satisfactory to the Administrative Agent, the Administrative Agent shall have received all such executed originals, other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance satisfactory to the Administrative Agent.

4.Force and Effect; No Novation. Each of the Loan Parties reconfirms and ratifies the Credit Agreement and each other Loan Document to which it is a party, except to the extent any such documents are expressly modified by this Amendment, and each of the Loan Parties confirms that all such documents have remained in full force and effect since the date of their execution. This Amendment amends the Credit Agreement but is not intended to constitute, nor does it constitute, an interruption, suspension of continuity, satisfaction, discharge of prior duties, novation, indebtedness, loans, liabilities, expenses or obligations under the Credit Agreement. The Loan Parties, the Administrative Agent and the Lenders acknowledge and agree that this Amendment and the other Loan Documents are entitled to all rights and benefits originally pertaining to the Credit Agreement and the other Loan Documents.

5.Effective Date. This Amendment shall be binding, effective and enforceable upon the date of (i) satisfaction of all conditions set forth in Section 3 hereof and (ii) receipt by the Administrative Agent of duly executed original counterparts of this Amendment from each of the Loan Parties and the Required Lenders (the "First Amendment Effective Date"), and from and after the First Amendment Effective Date, this Amendment shall be binding upon each of the Loan Parties and the Lenders, and their respective successors and assigns permitted by the Credit Agreement.

6.Governing Law. This Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

7.Counterparts. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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[SIGNATURE PAGE TO FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]
IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

BORROWER:
FEDERATED INVESTORS, INC.
By:    / s / Richard A. Novak
Name: Richard A. Novak
Title: Assistant Treasurer

GUARANTORS:
FEDERATED ADMINISTRATIVE SERVICES
FEDERATED ADMINISTRATIVE SERVICES, INC.
FEDERATED INVESTORS MANAGEMENT COMPANY
FEDERATED SERVICES COMPANY
FEDERATED SHAREHOLDER SERVICES COMPANY
FII HOLDINGS, INC.
FEDERATED PRIVATE ASSET MANAGEMENT, INC.
FEDERATED MDTA TRUST
HBSS ACQUISITION CO.
FEDERATED MDTA LLC
SOUTHPOINTE DISTRIBUTION SERVICES INC.
FEDERATED GLOBAL HOLDINGS LLC

By:    / s / Richard A. Novak
Name: Richard A. Novak
Title: Treasurer of each of the above listed
Guarantors

[SIGNATURE PAGE TO FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]

FEDERATED INVESTMENT MANAGEMENT COMPANY
FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.
FEDERATED INVESTMENT COUNSELING
RETIREMENT PLAN SERVICE COMPANY OF AMERICA
FEDERATED ADVISORY SERVICES COMPANY
FEDERATED EQUITY MANAGEMENT COMPANY OF PENNSYLVANIA

By:    / s / Richard A. Novak
Name: Richard A. Novak
Title: Assistant Treasurer of each of the above listed
Guarantors

[SIGNATURE PAGE TO FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]
LENDERS:
PNC BANK, NATIONAL ASSOCIATION,
individually and as Administrative Agent

By:    / s / Cara Gentile
Name: Cara Gentile
Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]
BANK OF AMERICA, NA

By:    / s / Michael Ugliarolo
Name: Michael Ugliarolo
Title: Assistant Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]
THE HUNTINGTON NATIONAL BANK

By:    / s / Michael Kiss
Name: Michael Kiss
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]
STATE STREET BANK AND TRUST COMPANY

By:    / s / James H. Reichert
Name: James H. Reichert
Title: Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]
CITIZENS BANK OF PENNSYLVANIA

By:    / s / Debra L. McAllonis
Name: Debra L. McAllonis
Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]
TD BANK, N.A.

By:    / s / Mark Hogan
Name: Mark Hogan
Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]
UMB BANK, N.A.

By:    / s / David A. Proffitt
Name: David A. Proffitt
Title: Senior Vice President

[SIGNATURE PAGE TO FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]
THE BANK OF NEW YORK MELLON

By:    / s / Kenneth P. Sneider, Jr.
Name: Kenneth P. Sneider, Jr.
Title: Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]
SCOTIABANC INC.

By:    / s / J. F. Todd
Name: J. F. Todd
Title: Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]
WELLS FARGO BANK, N.A.

By:    / s / Michelle S. Dagenhart
Name: Michelle S. Dagenhart
Title: Vice President, Portfolio Manager

[SIGNATURE PAGE TO FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]
FIRST NIAGARA BANK

By:    / s / Ken Jamison
Name: Ken Jamison
Title: Managing Director

[SIGNATURE PAGE TO FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]
CHANG HWA COMMERCIAL BANK, LTD.,
LOS ANGELES BRANCH

By:    / s / Kang Yang
Name: Kang Yang
Title: Vice President & General Manager

[SIGNATURE PAGE TO FIRST AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT]
WASHINGTON FINANCIAL BANK

By:    / s / Anthony M. Cardone
Name: Anthony M. Cardone
Title: Vice President